Exhibit 10.10

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF NEBRASKA   ☐

COUNTY OF SIOUX   ☐

KNOW ALL MEN BY THESE PRESENTS

THAT, NEBRASKA ALLIANCE RESOURCES LLC, whose address is 1421 S. Steele,  Denver, CO 80210 (hereinafter referred to as "Assignor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY to:

STRATEX OIL AND GAS, INC
30 ECHO LAKE ROAD
WATERTOWN, CT 06795

This Assignment, Conveyance and Bill of Sale is subject to an unrecorded Letter Agreement dated December 23, 2011 and signed by Assignor and Assignee hereinafter referred to as "Assignee", without warranty of title of any kind, express or implied, and subject to the terms and conditions hereinafter set out, 10% (Ten percent) of Assignor's right, title and interest in, to and under (i) the oil and gas leases described in Exhibit "A", attached hereto and made a part hereof, and the oil and gas leasehold estates created thereunder, insofar and only insofar as it covers the lands described in Exhibit "A" hereto, (ii) all real, personal and intangible property rights appurtenant to such lands and leases listed on Exhibit "A", including, without limitation, the following (all of Assignor's right, title and interest described below being hereinafter collectively referred to as the "Interests"):

a.   Leasehold interests in oil, gas or other minerals, including, without limitation, working interests, carried working interests, rights of assignment and reassignment and other interests under or in the oil and gas leases, and interests in rights to explore for and produce oil, gas and other minerals;

b.   Fee interests in oil, gas or other minerals, including, without limitation, rights under mineral deeds, conveyances or assignments;

c.   Royalties, overriding royalties, production payments, rights to take royalties in kind, or other interests in production of oil, gas or other minerals;

d.   Rights and interests in or derived from unit agreements, orders and decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, gas sales contracts, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests and subleases;

e.   Rights-of-way, easements, servitudes and franchises acquired or used in connection with operations for the exploration and production of oil, gas or other minerals;

f.   Permits and licenses of any nature owned, held or operated in connection with operations for the exploration and production of oil, gas or other minerals, to the extent such permits and licenses are transferable;

g.   Rights and interests in and to the wells, machinery, equipment, fixtures, related inventory and personal property located on and used in connection with the operation of the property described in Exhibit "A" attached hereto.

THIS Assignment, Conveyance and Bill of Sale, hereinafter referred to as "Conveyance" shall be subject to the following terms, conditions or exceptions:

1.   This Conveyance shall be effective as of December 27, 2011 at 7:00 a.m., local time ("Effective Time").

2.   The Interests herein assigned and conveyed shall be subject to all instruments and agreements through which Assignor derived its title or to which the same are subject.

3.   To the extent transferable, Assignee shall have the right of full substitution and subrogation in and to any and all rights and actions of warranty which Assignor has or may have with respect to the Interest conveyed hereunder of which Assignor has or may have against any and all preceding owners, vendors or warrantors.

4.   ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THE INTERESTS ARE TO BE CONVEYED WITHOUT WARRANTY OF TITLE. THE INTERESTS ARE CONVEYED HEREIN BY ASSIGNOR "AS IS, WHERE IS" AND IN THEIR PRESENT CONDITION WITH ALL FAULTS. ASSIGNOR HAS NOT MADE, DOES NOT HEREBY MAKE AND SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESSED OR IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE AS TO, CONCERNING OR WITH RESPECT TO THE INTERESTS, INCLUDING, BUT NOT LIMITED TO (AND WITHOUT LIMITING Fl IE GENERALITY OF THE FOREGOING), THE FOLLOWING: (A) ANY GEOLOGICAL, SEISMIC AND OTHER GEOPHYSICAL DATA; THE EXISTENCE OR EXTENT OF OIL, GAS OR MINERAL RESERVES; THE RECOVERABILITY OF OR COST OF RECOVERING ANY SUCH RESERVES; THE VALUE OF SUCH RESERVES; ANY PRODUCT PRICING ASSUMPTIONS; AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER CLOSING; (B) THE NATURES, QUALITY OR CONDITION OF THE INTERESTS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL OR GEOLOGY OF THE PROPERTY SUBJECT TO THE LEASES; (C) THE EXISTING SOIL CONDITIONS OR OTHER CONDITIONS OF ANY PROPERTY SUBJECT TO THE LEASES; (D) THE INCOME TO BE DERIVED FROM ANY OF THE INTERESTS; (E) THE SUITABILITY FOR ANY AND ALL ACTIVITIES AND USES WHICH ASSIGNEE MAY CONDUCT THEREON OR THEREWITH; (F) THE COMPLIANCE OF THE INTERESTS, OR THEIR OPERATION, WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OR ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (G) THE HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE INTERESTS; (H) THE GOOD AND WORKMANLIKE CONSTRUCTION OF THE EQUIPMENT; (I) THE DESIGN OF THE EQUIPMENT; (J) THE NATURE OR QUALITY OF THE CONSTRUCTION, STRUCTURAL DESIGN AND/OR ENGINEERING OF THE EQUIPMENT; (K) THE QUALITY OF TI IF LABOR AND MATERIALS INCLUDED IN THE EQUIPMENT; (L) THE COMPOSITION OF THE MATERIALS INCLUDED IN THE EQUIPMENT; OR (M) ANY OTHER MATTER WITH RESPECT TO THE EQUIPMENT. WITHOUT LIMITING ANY OF THE FOREGOING, ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES REGARDING (i) THE PRESENCE OR ABSENCE FROM THE LANDS COVERED BY THE INTERESTS OF HAZARDOUS SUBSTANCES AND/OR SOLID WASTE, AS DEFINED BY THE U. S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS PROMULGATED PURSUANT TO THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED ("CERCLA"); OR (ii) THE COMPLIANCE OR NONCOMPLIANCE OF THE INTERESTS WITH CERCLA, THE RESOURCE CONSERVATION AND RECOVERY ACT, TI IE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL CLEAN AIR ACT (AS ANY OF THE SAME MAY HAVE BEEN AMENDED FROM TIME TO TIME), OR ANY OTHER STATUTE, LAW, ORDINANCE, REGULATION, ORDER OR DECREE RELATING TO ENVIRONMENTAL MATTERS.

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5.    As used in this Paragraph 5, and in the subparagraphs hereunder, "claims" shall include claims, demands, causes of action, liabilities, damages, penalties and judgments of any kind or character arising out of or in any way connected with the Interests and all costs and fees in connection therewith.

a.    Assignee shall (i) be responsible for any and all claims arising from the production and sale of hydrocarbons from the Interests assigned hereunder, including the accounting or payment to third parties of monies attributable to their interests in such production, insofar as such claims relate to hydrocarbons produced from the Interests and sold after the Effective Time, (ii) at the Effective Time assume and be responsible for and comply with all duties and obligations of Assignor, express or implied, with respect to the Interests under or by virtue of any lease, contract, agreement, document, permit, applicable statute or rule, regulation or order of any governmental authority or at common law (specifically including, without limitation, any governmental request or requirement to plug, re-plug and/or abandon any well of whatsoever type, status or classification, or take any clean up or other action with respect to the Interests) and (iii) defend, indemnify and hold Assignor harmless from any and all claims, including, but not limited to, any and all claims in favor of any person or governmental authority for personal injury, death or damage to property or to the environment, or for any other relief, arising directly or indirectly from, or incident to, the use, occupation, operation, maintenance or abandonment of any of the Interests, or conditions of the Interests, whether latent or patent, and whether arising from or contributed to by the negligence in any form of Assignor, its agents, employees or contractors, and asserted against Assignee and/or Assignor after the Effective Time, whether or not any such claims result from conditions, existing, or actions or inactions occurring, at or before the Effective Time.

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b.    Assignor shall (i) be responsible for any and all claims arising from the production and sale of hydrocarbons from the Interests assigned hereunder, including the accounting or payment to third parties of monies attributable to their interests in such production, insofar as such claims relate to hydrocarbons produced and sold prior to the Effective Time and (ii) defend, indemnify and hold Assignee harmless from any and all claims asserted against Assignor prior to the Effective Time.

Assignee shall pay and defend and hold Assignor harmless with respect to the payment of all ad valorem taxes on the Interests for the 2011 Tax Period and thereafter, together with any interest or penalty assessed thereon. Regardless of the foregoing, Assignor agrees to reimburse Assignee, upon evidence from Assignee that such taxes have been paid, Assignor's proportionate share of taxes in respect of its ownership of the Interests during the Tax Period.

Assignee shall further defend and hold Assignor harmless with respect to the payment of sales taxes or other taxes in connection with this Assignment, if any, including interest or penalty assessed thereon.

All taxes (other than ad valorem and income taxes) which are imposed on or with respect to the production of oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom (including but not limited to severance, production and excise taxes) shall be apportioned between the parties as follows: (i) Payment or withholding of all such taxes applicable or relating to production sold prior to the Effective Time and filing of all statements, returns and documents pertinent thereto shall be the responsibility of Assignor; and (ii) Payment or withholding of all such taxes applicable or relating to production sold from and after the Effective Time and the filing of all statements, returns, and documents incident thereto shall be the responsibility of Assignee.

Each of the parties hereto shall execute, acknowledge and deliver to the other such further instruments, conveyances, deeds, acquittances, division orders and transfer orders, and take such other actions as may be reasonably necessary to carry out the provisions of this Conveyance. However, Assignee shall assume all responsibility for notifying the purchaser of oil and gas production from the Interests, and such other designated persons who may be responsible for disbursing payments for the purchase of such production, of the change of ownership of the Interests. Assignee shall take all actions necessary to effectuate the transfer of such payments to Assignee as of the Effective Time. Assignor shall have no responsibility or liability for the proper distribution of proceeds from and after the Effective Time.

The terms and conditions contained herein shall constitute covenants running with the land and shall be binding upon the parties hereto, their legal representatives, successors, assigns and heirs.

TO HAVE AND TO HOLD unto Assignee, its legal representatives, successors, assigns and heirs, in accordance with the terms and provisions hereof.

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IN WITNESS WHEREOF, this Conveyance is executed this 27th day of December, 2011 but shall be effective as of the Effective Time, for all purposes.

ASSIGNOR:
By:	/s/ Christopher D. Miller
Christopher D. Miller
Title:	President of Nebraska Alliance Resources LLC

STATE OF Colorado	☐
☐
COUNTRY OF Denver	☐

This instrument was acknowledged before me on 27th of December, 2011 by Christopher D. Miller, as President of                         a Colorado corporation, on behalf of said corporation.

Given under my hand and seal of office this the 27th day of December, 2011.

(seal)	Notary Public in and for the State of Colorado
Printed Name Mackenzie Danielson Commission Expiration 10/23/2012

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EXHIBIT 'A'

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT, CONVEYANCE AND BILL OF SALE BY AND BETWEEN NEBRASKA ALLIANCE RESOURCES LLC, AS ASSIGNOR AND STRATEX OIL AND GAS, INC, AS ASSIGNEE DATED December 27, 2011, EFFECTIVE December 27, 2011.

It is the intent of Assignor to assign 10% (Ten Percent) of the oil and gas leasehold in the following oil and gas leases.

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T31N	R56W	07	Lot 3, 4, E2SW, SE4, and all that part of Lot 2, SE4NW4, and the NE4 lying south of the Chicago & North Western Railroad	454.2200	1.00000	454.2200	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R56W	08	S2SW4	80.0000	1.00000	80.0000	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R56W	17	N2NW4, SW4	240.0000	1.00000	240.0000	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R56W	18	Lot 1 (22.47), Lot 2 (22.22), Lot 3 (21.97), Lot 4 (21.72), E2W2, NE4, NE4SE4, E2SE4	528.3800	1.00000	528.3800	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R56W	19	N2NE4, SE4NE4	120.0000	1.00000	120.0000	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R56W	20	NW4	160.0000	1.00000	160.0000	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R57W	12	ALL	640.0000	1.00000	640.0000	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T31N	R57W	13	N2, SE4, E2SW4	560.0000	1.00000	560.0000	Abel Ranches, Inc.	7/12/2011	12.50%	5	5
T30N	R57W	02	N2NW4, NW4NE4	120.0000	1.00000	120.0000	Anne E. Wilson & William H. Wilson	8/4/2011	12.50%	5	5
T31N	R57W	26	W2SW4	80.0000	1.00000	80.0000	Anne E. Wilson & William H. Wilson	8/4/2011	12.50%	5	5
T31N	R57W	27	W2W2 (except the N2NW4NW4), SE¼SW¼, SW¼SE¼, NW¼SE¼, SE¼SE¼, S½NE¼SE¼, and NE¼SW¼	360.0000	1.00000	360.0000	Anne E. Wilson & William H. Wilson	8/4/2011	12.50%	5	5
T31N	R57W	34	E2, SE4NW4, E2SE4, NE4NW4	480.0000	1.00000	480.0000	Anne E. Wilson & William H. Wilson	8/4/2011	12.50%	5	5
T31N	R57W	35	S½SW¼SE¼, N½N½SW¼, SE¼NW¼ and W½NW¼ and that tract of land situated in the NW¼ of Section 35, Township 31 North, Range 57 West of the 6th P.M. in sioux Country	172.0000	1.00000	172.0000	Anne E. Wilson & William H. Wilson	8/4/2011	12.50%	5	5
T30N	R57W	26	SW4	160.0000	1.00000	160.0000	Benjamin R. Hebner & Julia B. Hebner	9/7/2011	12.50%	5	5
T30N	R57W	27	S2	320.0000	1.00000	320.0000	Benjamin R. Hebner & Julia B. Hebner	9/7/2011	12.50%	5	5
T30N	R57W	34	E2	320.0000	1.00000	320.0000	Benjamin R. Hebner & Julia B. Hebner	9/7/2011	12.50%	5	5
T31N	R56W	09	E2SE4SE4	20.0000	0.06250	1.2500	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	10	S2SW4	80.0000	0.06250	5.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	13	N2, SW4, W2SE4	560.0000	0.06250	35.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	14	ALL	640.0000	0.06250	40.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	15	ALL	640.0000	0.06250	40.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	22	ALL	640.0000	0.06250	40.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	23	ALL	640.0000	0.06250	40.0000	Bonnie Szidon	5/24/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T31N	R56W	24	W2, NE4	480.0000	0.06250	30.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	25	NW4	160.0000	0.06250	10.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	26	N2	320.0000	0.06250	20.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R56W	27	ALL	640.0000	0.06250	40.0000	Bonnie Szidon	5/24/2011	12.50%	5	5
T31N	R57W	26	E2SW4, SW4SE4	120.0000	1.00000	120.0000	Carol A. Webb & Jeffrey D. Webb	8/1/2011	12.50%	5	5
T31N	R57W	35	NE4, N2SE4, N2S2SE4, S2SW4, S2N2SW4, NE4NW4 and a tract of land situaed in the NW4 of Section 35, Township 31 North, Range 57 West of the 6th P.M.	447.9900	1.00000	447.9900	Carol A. Webb & Jeffrey D. Webb	8/1/2011	12.50%	5	5
T30N	R55W	19	SW4	160.0000	1.00000	160.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R55W	30	NW and all that part of the NE lying west of Hwy 29	232.2900	1.00000	232.2900	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	14	All	640.0000	1.00000	640.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	15	All	640.0000	1.00000	640.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	22	All	640.0000	1.00000	640.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	23	All	640.0000	1.00000	640.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	24	S2	320.0000	1.00000	320.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	25	N2	320.0000	1.00000	320.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T30N	R56W	26	All	640.0000	1.00000	640.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	02	N2	320.0000	1.00000	320.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	03	Part of the NE and part of the W2SW	41.4000	1.00000	41.4000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	04	Part of the S2	171.4900	1.00000	171.4900	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	05	Part of the SE4	1.0000	1.00000	1.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	08	N2, SE4, N2SW4	560.0000	1.00000	560.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	09	N2, SW4, N2SE4, SW4SE4, W2SESE	620.0000	1.00000	620.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	17	NE4, SE4, S2NW4	400.0000	1.00000	400.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T32N	R56W	25	S2SW4	80.0000	1.00000	80.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T32N	R56W	26	S2SE	80.0000	1.00000	80.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T32N	R56W	35	All	640.0000	1.00000	640.0000	Coffee & Sons, Inc	7/28/2011	12.50%	5	5
T31N	R56W	09	E2SE4SE4	20.0000	0.12500	2.5000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	10	S2SW4	80.0000	0.12500	10.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	13	N2, SW4, W2SE4	560.0000	0.12500	70.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	14	ALL	640.0000	0.12500	80.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	15	ALL	640.0000	0.12500	80.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	22	ALL	640.0000	0.12500	80.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	23	ALL	640.0000	0.12500	80.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	24	W2, NE4	480.0000	0.12500	60.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	25	NW4	160.0000	0.12500	20.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	26	N2	320.0000	0.12500	40.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	27	ALL	640.0000	0.12500	80.0000	Connie S. Nicholas	5/23/2011	12.50%	5	5
T31N	R56W	09	E2SE4SE4	20.0000	0.12500	2.5000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	10	S2SW4	80.0000	0.12500	10.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	13	N2, SW4, W2SE4	560.0000	0.12500	70.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	14	ALL	640.0000	0.12500	80.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	15	ALL	640.0000	0.12500	80.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	22	ALL	640.0000	0.12500	80.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	23	ALL	640.0000	0.12500	80.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	24	W2, NE4	480.0000	0.12500	60.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	25	NW4	160.0000	0.12500	20.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	26	N2	320.0000	0.12500	40.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5
T31N	R56W	27	ALL	640.0000	0.12500	80.0000	Dale A. Fullerton Trust, Dated October 6, 2000	5/23/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T30N	R56W	02	W2	320.0000	1.00000	320.0000	Donald & Betty Mack	8/29/2011	12.50%	5	5
T30N	R56W	03	N2, SE4, NE4SW4, all that portion of the SW4 lying north and east of Hwy 29	598.4400	1.00000	598.4400	Donald & Betty Mack	8/29/2011	12.50%	5	5
T31N	R56W	26	W2SW4	80.0000	1.00000	80.0000	Donald & Betty Mack	8/29/2011	12.50%	5	5
T31N	R56W	34	All	640.0000	1.00000	640.0000	Donald & Betty Mack	8/29/2011	12.50%	5	5
T31N	R56W	35	SW4, S2SE4, W2NW4	320.0000	1.00000	320.0000	Donald & Betty Mack	8/29/2011	12.50%	5	5
T30N	R57W	11	SE4SW4, S2SE4	120.0000	0.33333	39.9996	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	13	ALL	640.0000	0.33333	213.3312	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	14	ALL	640.0000	0.33333	213.3312	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	23	ALL	640.0000	0.33333	213.3312	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	24	ALL	640.0000	0.33333	213.3312	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	25	W2W2	160.0000	0.33333	53.3328	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	26	SE4, N2	480.0000	0.33333	59.9984	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R57W	27	Part of the NE4NE4	5.1000	0.33333	1.7000	Donna Jean Powell Bernard Trust	7/27/2011	12.50%	5	5
T30N	R56W	06	N2NW4	80.0000	0.50000	40.0000	Dorothy l. Schaefer Living Trust	7/5/2011	12.50%	5	5
T31N	R56W	31	W2	320.0000	0.50000	160.0000	Dorothy l. Schaefer Living Trust	7/5/2011	12.50%	5	5
T32N	R56W	34	E2, SW4, E2NW4 (except 60 acres)	500.0000	0.50000	250.0000	Dorothy l. Schaefer Living Trust	7/5/2011	12.50%	5	5
T30N	R55W	02	NE4NE4, S2NE4, S2NW4, S2	520.0000	0.50000	260.0000	Elmus L. Corbin & Kathleen M. Nunn	7/6/2011	12.50%	5	5
T30N	R55W	11	N2NE4	80.0000	0.50000	40.0000	Elmus L. Corbin & Kathleen M. Nunn	7/6/2011	12.50%	5	5
T30N	R55W	19	N2, SE4	480.0000	0.50000	240.0000	Elmus L. Corbin & Kathleen M. Nunn	7/6/2011	12.50%	5	5
T30N	R56W	24	N2	320.0000	0.50000	160.0000	Elmus L. Corbin & Kathleen M. Nunn	7/6/2011	12.50%	5	5
T32N	R55W	31	All that part lying West of the county road as presently located	541.1600	1.00000	541.1600	Estate of Margaret Anderson	8/16/2011	12.50%	5	5
T31N	R56W	21	W2, SE4	480.0000	0.16667	80.0000	Gale F. Henry & Renee M. Henry	10/13/2011	12.50%	5	5
T31N	R56W	28	ALL	640.0000	0.16667	106.6667	Gale F. Henry & Renee M. Henry	10/13/2011	12.50%	5	5
T31N	R56W	32	S2NE4, SE4	240.0000	0.16667	40.0000	Gale F. Henry & Renee M. Henry	10/13/2011	12.50%	5	5
T31N	R56W	33	N2SE4	80.0000	0.16667	13.3333	Gale F. Henry & Renee M. Henry	10/13/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T30N	R56W	06	N2NW4	80.0000	0.50000	40.0000	Geroge B. Schaefer Living Trust	7/8/2011	12.50%	5	5
T31N	R55W	31	W2	320.0000	0.50000	160.0000	Geroge B. Schaefer Living Trust	7/8/2011	12.50%	5	5
T32N	R56W	34	E2, E2NW4, SW4, except 60 acres heretofore conveyed out of such SW4 to Sioux county Agriculture Society by a deed recorded in Book 1, Page 384 in the	500.0000	0.50000	250.0000	Geroge B. Schaefer Living Trust	7/8/2011	12.50%	5	5
T30N	R55W	06	S2, S2N2	469.0800	1.00000	469.0800	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T30N	R55W	07	All, except that part deeded to the State of Nebraska in Book A5, Page 409, County Clerk, Sioux County, Nebraska; and except that part deeded in Book A22, Page 399, Book A22, Page 400, and Book A22, Page 401	555.6400	1.00000	555.6400	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T30N	R55W	08	W2, W2E2	480.0000	1.00000	480.0000	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T31N	R55W	30	SW4	160.0000	1.00000	160.0000	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T31N	R56W	24	SE4	160.0000	1.00000	160.0000	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T31N	R56W	25	E2SW4	80.0000	1.00000	80.0000	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T31N	R56W	26	E2SW4, SE4	240.0000	1.00000	240.0000	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T31N	R56W	35	E2NW4, NE4, N2SE4	320.0000	1.00000	320.0000	Gerald & Kathryn L. Griesse	7/28/2011	12.50%	5	5
T30N	R57W	34	W2	320.0000	0.50000	160.0000	Gerald Anderson & Marlene Anderson	9/6/2011	12.50%	5	5
T30N	R57W	35	All	640.0000	0.50000	320.0000	Gerald Anderson & Marlene Anderson	9/6/2011	12.50%	5	5
T29N	R56W	17	SW4	160.0000	0.06250	10.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R56W	18	E2	320.0000	0.06250	20.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R56W	19	E2	320.0000	0.06250	20.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R56W	20	ALL	640.0000	0.06250	40.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R56W	29	N2	320.0000	0.06250	20.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R56W	30	Lots, 1, 2, 3, 4, E2W2, SW4 (also described as W2)	637.5200	0.02500	15.9380	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R57W	03	E2	320.0000	0.18750	60.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R57W	09	E2	320.0000	0.18750	60.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T29N	R57W	10	W2W2	160.0000	0.18125	29.0000	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T30N	R55W	30	SW4	157.0800	0.02083	3.2725	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5
T30N	R56W	25	S2	320.0000	0.02083	6.6667	Herbert B. Smith, Jr.	6/29/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T30N	R56W	08	ALL	640.0000	0.33333	213.3312	James L. Wickersham & Kathryn Wickersham	6/8/2011	12.50%	5	5
T30N	R57W	11	SE4SW4, S2SE4	120.0000	0.33333	39.9996	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	13	ALL	640.0000	0.33333	213.3312	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	14	ALL	640.0000	0.33333	213.3312	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	23	ALL	640.0000	0.33333	213.3312	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	24	ALL	640.0000	0.33333	213.3312	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	25	W2W2	160.0000	0.33333	53.3328	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	26	SE4, N2	480.0000	0.33333	159.9984	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T30N	R57W	27	Part of the NE4NE4	5.1000	0.33333	1.7000	Jodie Kay Grimm	7/27/2011	12.50%	5	5
T31N	R56W	09	E2SE4SE4	20.0000	0.06250	1.2500	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	10	S2SW4	80.0000	0.06250	5.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	13	N2, SW4, W2SE4	560.0000	0.06250	35.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	14	ALL	640.0000	0.06250	40.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	15	ALL	640.0000	0.06250	40.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	22	ALL	640.0000	0.06250	40.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	23	ALL	640.0000	0.06250	40.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	24	W2, NE4	480.0000	0.06250	30.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	25	NW4	160.0000	0.06250	10.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	26	N2	320.0000	0.06250	20.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	27	ALL	640.0000	0.06250	40.0000	Joe K. Bixler	5/24/2011	12.50%	5	5
T31N	R56W	01	NW4	160.0000	1.00000	160.0000	Joe L. Whiteaker & Tonita l. Whiteaker	9/8/2011	12.50%	5	5
T31N	R56W	10	SE4	160.0000	1.00000	160.0000	Joe L. Whiteaker & Tonita l. Whiteaker	9/8/2011	12.50%	5	5
T30N	R57W	11	SE4SW4, S2SE4	120.0000	0.33333	39.9996	John M. Powell	9/7/2011	12.50%	5	5
T30N	R57W	13	ALL	640.0000	0.33333	213.3312	John M. Powell	9/7/2011	12.50%	5	5
T30N	R57W	14	ALL	640.0000	0.33333	213.3312	John M. Powell	9/7/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T30N	R57W	23	ALL	640.0000	0.33333	213.3312	John M. Powell	9/7/2011	12.50%	5	5
T30N	R57W	24	ALL	640.0000	0.33333	213.3312	John M. Powell	9/7/2011	12.50%	5	5
T30N	R57W	25	W2W2	160.0000	0.33333	53.3328	John M. Powell	9/7/2011	12.50%	5	5
T30N	R57W	26	SE4, N2	480.0000	0.33333	159.9984	John M. Powell	9/7/2011	12.50%	5	5
T30N	R57W	27	Part of the NE4NE4	5.1000	0.33333	1.7000	John M. Powell	9/7/2011	12.50%	5	5
T30N	R55W	18	ALL	618.8500	0.50000	309.4250	Lea Lu Taylor	6/14/2011	12.50%	5	5
T31N	R55W	05	N2	320.0000	1.00000	320.0000	Marie Piper	6/7/2011	12.50%	5	5
T32N	R55W	31	All that part lying east of the county road as presently located	99.0000	1.00000	99.0000	Marie Piper	6/7/2011	12.50%	5	5
T32N	R55W	32	W2W2	160.0000	1.00000	160.0000	Marie Piper	6/7/2011	12.50%	5	5
T30N	R56W	03	All of that portion of the SW2 lying southwest of State Hwy. No. 29 as presently located	36.7300	1.00000	36.7300	Michael Zimmerman	8/15/2011	12.50%	5	5
T30N	R56W	04	All of that portion of the SE4SE4 lying East of hard surface county road as presently located	16.9600	1.00000	16.9600	Michael Zimmerman	8/15/2011	12.50%	5	5
T30N	R56W	09	All of that portion of the E2NE4 and the NE4SE4 lying east of hard surface county road as presently located	9.0000	1.00000	9.0000	Michael Zimmerman	8/15/2011	12.50%	5	5
T30N	R56W	10	All except 4.29 acres	635.7100	1.00000	635.7100	Michael Zimmerman	8/15/2011	12.50%	5	5
T31N	R56W	09	E2SE4SE4	20.0000	0.50000	10.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	10	S2SW4	80.0000	0.50000	40.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	13	A strip of land in the SE4SE4, being more particularly described in Warranty deed found at Book A16, Page 108	2.0000	1.00000	2.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	13	N2, SW4, W2SE4	560.0000	0.50000	280.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	14	ALL	640.0000	0.50000	320.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	15	ALL	640.0000	0.50000	320.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	22	ALL	640.0000	0.50000	320.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	23	ALL	640.0000	0.50000	320.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	24	W2, E2NE4	400.0000	0.50000	200.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	25	NW4	160.0000	0.50000	80.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	26	N2	320.0000	0.50000	160.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T31N	R56W	27	ALL	640.0000	0.50000	320.0000	Parsons Land &Cattle Co.	5/17/2011	12.50%	5	5
T31N	R56W	05	W2	320.0000	1.00000	320.0000	Philip & Rosemary Henry	8/2/2011	12.50%	5	5
T31N	R56W	06	ALL	640.0000	1.00000	640.0000	Philip & Rosemary Henry	8/2/2011	12.50%	5	5
T31N	R56W	10	N2, NW4, 41 acres, more or less, that part of the NE4 lying south of the right-of-way of U.S. Highway No. 20	120.0800	1.00000	120.0800	Philip & Rosemary Henry	8/2/2011	12.50%	5	5
T30N	R56W	05	Lots 1, 2, S2NW4, S2	480.0800	1.00000	480.0800	Phyllis Jean Dout Ranch & Cattle Company, Inc.	9/7/2011	12.50%	5	5
T30N	R56W	06	SE4	160.0000	1.00000	160.0000	Phyllis Jean Dout Ranch & Cattle Company, Inc.	9/7/2011	12.50%	5	5
T31N	R56W	29	W2	320.0000	1.00000	320.0000	Phyllis Jean Dout Ranch & Cattle Company, Inc.	9/7/2011	12.50%	5	5
T31N	R56W	30	E2	320.0000	1.00000	320.0000	Phyllis Jean Dout Ranch & Cattle Company, Inc.	9/7/2011	12.50%	5	5
T31N	R56W	32	W2W2NE4, W2, SE4	40.0000	1.00000	40.0000	Phyllis Jean Dout Ranch & Cattle Company, Inc.	9/7/2011	12.50%	5	5
T31N	R56W	33	SW4	160.0000	1.00000	160.0000	Phyllis Jean Dout Ranch & Cattle Company, Inc.	9/7/2011	12.50%	5	5
T31N	R56W	03	Part of the NW4	145.4600	1.00000	145.4600	Pullen Family Trust	9/3/2011	12.50%	5	5
T31N	R56W	04	Part of the N2SW4, part of the NW, part of the S2S2, NE4, and part of the N2SE	382.8600	1.00000	382.8600	Pullen Family Trust	9/3/2011	12.50%	5	5
T31N	R56W	05	NE4, part of the SE	308.1100	1.00000	308.1100	Pullen Family Trust	9/3/2011	12.50%	5	5
T32N	R56W	28	SE	160.0000	1.00000	160.0000	Pullen Family Trust	9/3/2011	12.50%	5	5
T32N	R56W	33	E2, SENW, E2SW	440.0000	1.00000	440.0000	Pullen Family Trust	9/3/2011	12.50%	5	5
T31N	R56W	19	SW4NE4, NW4, S2	520.0000	1.00000	520.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T31N	R56W	20	SW4	160.0000	1.00000	160.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T31N	R56W	30	NW4	160.0000	1.00000	160.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T31N	R57W	13	W2SW4	80.0000	1.00000	80.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T31N	R57W	14	S2	320.0000	1.00000	320.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T31N	R57W	24	ALL	640.0000	1.00000	640.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T31N	R57W	25	E2NE4	80.0000	1.00000	80.0000	Raymond Semroska	7/20/2011	12.50%	5	5
T30N	R56W	04	NW4, S2, except that portion of the S2 lying east of the hard surface county road	623.0400	1.00000	623.0400	Robert H. & Toni S. Hatch Family Trust	7/21/2011	12.50%	5	5
T30N	R56W	09	All, except that portion of section 9 lying east of the hard surfaced county road.	631.0000	1.00000	631.0000	Robert H. & Toni S. Hatch Family Trust	7/21/2011

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T32N	R55W	30	Lots 1, 2, 3, 4, and E½SW¼; less that part conveyed by Quitclaim Deed recorded in Book A-18, Page 515 of Deed Records, Office of the County Clerk of Sioux County; all that part of the NE¼SW¼ and the W½NW¼ (Lots 1 & 2) conveyed to Elaine Rabe as Grantee by Quitclaim Deed recorded in Book A-18, Page 516 OF Deed Records, Office of the County Clerk of Sioux County.	238.5600	0.50000	119.2800	Robyn C. Hospodka	6/22/2011	12.50%	5	5
T32N	R56W	24	S½SE¼; except 16 acres conveyed by Warranty Deed recorded in Book A-18, Page 107 of Deed Records and that part conveyed by Quitclaim Deed recorded in Book A-18, Page 515 of Deed Records, Office of the County Clerk of Sioux County.	56.0000	0.50000	28.0000	Robyn C. Hospodka	6/22/2011	12.50%	5	5
T32N	R56W	25	E½NW¼, N½SW¼, E½; except that part of the E½ conveyed by Quitclaim Deed recorded in Book A-18, Page 515 of Deed Records, Office of the County Clerk of Sioux County.	473.1000	0.50000	236.5500	Robyn C. Hospodka	6/22/2011	12.50%	5	5
T32N	R56W	26	NE4SE4	40.0000	0.50000	20.0000	Robyn C. Hospodka	6/22/2011	12.50%	5	5
T29N	R57W	01	E2	319.8100	0.50000	159.9050	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T29N	R57W	01	W2	319.4300	0.25000	79.8575	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T29N	R57W	02	NE4	159.1200	0.25000	39.7800	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T29N	R57W	12	NW	160.0000	0.25000	40.0000	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T29N	R57W	12	SW, W2E2	240.0000	0.50000	120.0000	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T29N	R57W	14	N2, N2S2	480.0000	0.50000	240.0000	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T29N	R57W	25	E2, E2W2	480.0000	1.00000	480.0000	Rodney & Laura Gray	7/8/2011	12.50%	5	5
T32N	R55W	30	Lots 1, 2, 3, 4, and E½SW¼; less that part conveyed by Quitclaim Deed recorded in Book A-18, Page 515 of Deed Records, Office of the County Clerk of Sioux County; all that part of the NE¼SW¼ and the W½NW¼ (Lots 1 & 2) conveyed to Elaine Rabe as Grantee by Quitclaim Deed recorded in Book A-18, Page 516 OF Deed Records, Office of the County Clerk of Sioux County.	238.5600	0.50000	119.2800	Ronda Rabe Hausenauer	6/22/2011	12.50%	5	5
T32N	R56W	24	S2SE4, except 16 acres	64.0000	1.00000	64.0000	Ronda Rabe Hausenauer	6/22/2011	12.50%	5	5
T32N	R56W	25	E½NW¼, N½SW¼, E½; except that part of the E½ conveyed by Quitclaim Deed recorded in Book A-18, Page 515 of Deed Records, Office of the County Clerk of Sioux County.	473.1000	0.50000	236.5500	Ronda Rabe Hausenauer	6/22/2011	12.50%	5	5
T32N	R56W	26	NE4SE4	40.0000	0.50000	20.0000	Ronda Rabe Hausenauer	6/22/2011	12.50%	5	5
T31N	R56W	09	E2SE4SE4	20.0000	0.12500	2.5000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	10	S2SW4	80.0000	0.12500	10.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	13	N2, SW4, W2SE4	560.0000	0.12500	70.0000	Sam Sturman	5/24/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T31N	R56W	14	ALL	640.0000	0.12500	80.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	15	ALL	640.0000	0.12500	80.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	22	ALL	640.0000	0.12500	80.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	23	ALL	640.0000	0.12500	80.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	24	W2, NE4	480.0000	0.12500	60.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	25	NW4	160.0000	0.12500	20.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	26	N2	320.0000	0.12500	40.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	27	ALL	640.0000	0.12500	80.0000	Sam Sturman	5/24/2011	12.50%	5	5
T31N	R56W	03	Part of the SESE	6.4300	1.00000	6.4300	Martha Jayne Schnurr Trust, et al	9/5/2011	12.50%	5	5
T31N	R56W	10	Part of the E2NE	67.0000	1.00000	67.0000	Martha Jayne Schnurr Trust, et al	9/5/2011	12.50%	5	5
T31N	R56W	11	All	640.0000	1.00000	640.0000	Martha Jayne Schnurr Trust, et al	9/5/2011	12.50%	5	5
T31N	R56W	12	NW4, SW4, part of the SE4, part of the SENE, part of the W2NE and all that south of RR	508.0000	1.00000	508.0000	Martha Jayne Schnurr Trust, et al	9/5/2011	12.50%	5	5
T31N	R55W	04	Part of the SW4 lying south of the highway	22.0800	1.00000	22.0800	Shirley Schaefer	8/3/2011	12.50%	5	5
T31N	R55W	05	Part of the S2 lying south of the highway	272.3700	1.00000	272.3700	Shirley Schaefer	8/3/2011	12.50%	5	5
T31N	R55W	07	NE4, Part of the N2SE4, lying north of the railroad	206.6000	1.00000	206.6000	Shirley Schaefer	8/3/2011	12.50%	5	5
T31N	R55W	08	N2, N2SW4, north of the railroad	356.9300	1.00000	356.9300	Shirley Schaefer	8/3/2011	12.50%	5	5
T32N	R56W	29	S2NW4, SW4	240.0000	1.00000	240.0000	Shirley Schaefer	8/3/2011	12.50%	5	5
T32N	R56W	30	SE4	160.0000	1.00000	160.0000	Shirley Schaefer	8/3/2011	12.50%	5	5
T32N	R56W	32	NW4, NE4, S2	640.0000	1.00000	640.0000	Shirley Schaefer	8/3/2011	12.50%	5	5
T32N	R56W	33	SW4NW4, W2SE4	120.0000	1.00000	120.0000	Shirley Schaefer	8/3/2011	12.50%	5	5
T31N	R57W	35	S2SE4SE4	20.0000	1.00000	20.0000	Susan Viguie & David Viguie (Under the name "Viguie Family Trust)	6/14/2011	12.50%	5	5
T30N	R57W	02	Lot 1 (40.20), SE4NE4, NE4SE4, S2NW4, N2SW4, SW4NE4, NW4SE4	360.2000	1.00000	360.2000	Susan Viguie & David Viguie (Under the name "Viguie Family Trust)	6/14/2011	12.50%	5	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T30N	R56W	01	All	640.0000	1.00000	640.0000	Susanne Lois (Reece) Mack	9/4/2011	12.50%	5	5
T30N	R56W	02	E2	320.0000	1.00000	320.0000	Susanne Lois (Reece) Mack	9/4/2011	12.50%	5	5
T30N	R55W	18	ALL	618.8500	0.50000	309.4250	The Herrick Family Trust	6/22/2011	12.50%	5	5
T30N	R57W	02	S2SW4	80.0000	1.00000	80.0000	Todd Semroska Sharon Semroska	8/2/2011	12.50%	5	5
T30N	R57W	03	ALL	640.0000	1.00000	640.0000	Todd Semroska Sharon Semroska	8/2/2011	12.50%	5	5
T30N	R57W	10	ALL	640.0000	1.00000	640.0000	Todd Semroska Sharon Semroska	8/2/2011	12.50%	5	5
T30N	R57W	11	NW4, N2SW4, SW4SW4	280.0000	1.00000	280.0000	Todd Semroska Sharon Semroska	8/2/2011	12.50%	5	5
T30N	R56W	08	ALL	640.0000	0.33333	213.3312	Virginia Sides	6/10/2011	12.50%	5	5
T30N	R56W	08	ALL	640.0000	0.33333	213.3312	William S. Wickersham & Sandra K. Schofield	5/23/2011	12.50%	5	5
T29N	R57W	01	All	639.2400	0.50000	319.6200	Windac Corporation	7/12/2011	12.50%	5	5
T29N	R57W	02	NE4	159.1200	0.25000	39.7800	Windac Corporation	7/12/2011	12.50%	5	5
T29N	R57W	12	NW4	160.0000	0.25000	40.0000	Windac Corporation	7/12/2011	12.50%	5	5
T29N	R57W	12	SW4, W2E2	240.0000	0.50000	120.0000	Windac Corporation	7/12/2011	12.50%	5	5
T29N	R57W	14	N2, N2S2	480.0000	0.50000	240.0000	Windac Corporation	7/12/2011	12.50%	5	5
T30N	R57W	25	E2, W2W2	480.0000	0.50000	240.0000	Windac Corporation	7/12/2011	12.50%	5	5
T30N	R56W	16	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5
T30N	R56W	36	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5
T31N	R56W	16	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5
T31N	R56W	36	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5
T32N	R56W	36	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5
T30N	R57W	16	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5

Township	Range	Section	Legal Description	Gross Acres	Interest	Estimated Net	Lessor	Lease Date	Royalty	Lease Terms	Option
T30N	R57W	36	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5
T31N	R57W	36	ALL except SW4SW4	600.0000	1.00000	600.0000	State of Nebraska	11/4/2011	16.66%	5
T32N	R57W	36	ALL	640.0000	1.00000	640.0000	State of Nebraska	11/4/2011	16.66%	5